UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2007

LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-30141	13-3861628
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

462 Seventh Avenue, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 609-4200

_____________________ (Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

A copy of the press release issued by LivePerson, Inc. on February 8, 2007, announcing its results of operations and financial condition for the quarter and year ended December 31, 2006, is included herewith as Exhibit 99.1 and is incorporated herein by reference. The information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) that is furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 8.01.	Other Events.

The press release issued on February 8, 2007 also contained an announcement with respect to a stock repurchase program. As part of the company's ongoing strategy to enhance value to its stockholders, the company's Board of Directors continues to evaluate the most appropriate actions to best utilize LivePerson's excess cash balances.  Recognizing that historical volatility in the company's stock price has on occasion resulted in prices at which the Board felt that the company's stock was undervalued, the Board has approved a stock repurchase program to give the company the ability to repurchase its shares, only if and when such occasions arise in the future and it would be in the best interest of stockholders to do so.  The stock repurchase program authorizes the company to repurchase shares of its common stock, in the open market or privately negotiated transactions, at times and prices considered appropriate by the company depending upon prevailing market conditions and other corporate considerations.  The program limits the company to an aggregate purchase price of $8 million. It is expected that repurchases, if any, would be completed no later than the end of the first quarter of 2008.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following documents are included as exhibits to this report:

99.1 Press release issued February 8, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC. (Registrant)

Date: February 8, 2007	By:	/s/ TIMOTHY E. BIXBY
Timothy E. Bixby
President, Chief Financial Officer and Secretary

EXHIBIT INDEX

99.1	Press release issued February 8, 2007.